UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Amended Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 2, 2008

Marani Brands, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-123176	20-2008579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13152 Raymer Street, Suite 1A
North Hollywood, CA 91605
(Address of principal executive offices) (zip code)

(818) 503-5200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These statements are based on management's beliefs and assumptions, and on information currently available to management. Forward looking statements include the information concerning possible or assumed future results of operations of the Company

Forward-looking statements also include statements in which words such as "expect," "anticipate," "intend," "plan," "believe," "estimate," "consider" or similar expressions are used. Forward looking statements are not guarantees of future performance. They involve risks, uncertainties and assumptions. The Company's future results and shareholder values may differ materially from those expressed in these forward looking statements. Readers are cautioned not to put undue reliance on any forward looking statements.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 2, 2008 (the "Dismissal Date"), Mendoza Berger & Company, L.L.P. ("Mendoza"), was dismissed as independent auditor of Marani Brands, Inc., a Nevada corporation (the "Company"), in connection with the engagement of Gruber & Company LLC (“Gruber”), as the independent registered public accounting firm for the Company. The Company’s Board of Directors approved the dismissal. Mendoza’s reports on the Company's 10-KSBs for the years ended June 30, 2007 and 2006, included an explanatory comment that described the uncertainty of the Company's ability to continue as a going concern but did not contain any other adverse opinion or disclaimer of opinion, and otherwise were not qualified or modified as to uncertainty, audit scope or accounting principles. Similarly, in all subsequent interim period reports reviewed by Mendoza up and until the Dismissal Date, the Company disclosed in Note 2 to its consolidated financial statements the uncertainty of the Company's ability to continue as a going concern.

During each of the two (2) years ended June 30, 2007 and 2006, and all subsequent interim periods up and until the Dismissal Date, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Mendoza’s satisfaction would have caused Mendoza to make reference in connection with its opinion to the subject matter of the disagreement.

On May 6, 2008 the Company engaged Gruber as its independent registered public accounting firm to audit the Company's financial statements. During each of the two (2) years ended June 30, 2007 and 2006, and all subsequent interim periods up and until the Dismissal Date, the Company did not consult Gruber on any matters described in Item 304(a)(2)(i) of Regulation S-B. During each of the two (2) years ended June 30, 2007 and 2006, and all subsequent interim periods up and until the Dismissal Date, the Company did not consult Gruber on any matters described in Item 304(a)(2)(ii) of Regulation S-B.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number  Description

16.1.1	Mendoza Berger & Company, L.L.P. Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2008	Marani Brands, Inc., a Nevada corporation

	/s/	Margrit Eyraud
	By:	Margrit Eyraud
	Its:	Chief Executive Officer